UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2016

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA	02472
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 26, 2016, Bright Horizons Family Solutions LLC (the “Borrower”), a wholly-owned indirect subsidiary of Bright Horizons Family Solutions Inc., entered into an Extension and Incremental Amendment (the “Amendment”), by and among the Borrower, the Extending Revolving Credit Lenders party thereto, the Incremental Revolving Credit Lenders party thereto, and Goldman Sachs Bank USA, as Administrative Agent, Swing Line Lender and L/C Issuer (each term as defined in the Amendment).

The Amendment amends the Borrower’s Credit Agreement, dated as of January 30, 2013, by and among the Borrower, Bright Horizons Capital Corp., Goldman Sachs Bank USA, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and other parties party thereto from time to time (as amended by Amendment No. 1 to Credit Agreement, dated as of November 19, 2014, and by the Incremental Joinder to Credit Agreement, dated as of December 9, 2014, together, the “Credit Agreement”).

The Amendment amends the Credit Agreement to increase the revolving credit commitments under the Credit Agreement from $100,000,000 to $225,000,000, to extend the maturity date on the revolving credit commitments from January 30, 2018 to July 31, 2019 and to modify the interest rate applicable to borrowings under the revolving credit commitments from 175 basis points over the Base Rate (as defined in the Credit Agreement) or 275 basis points over the Eurocurrency Rate (as defined in the Credit Agreement) to a range of 125 to 175 basis points over the Base Rate or 225 to 275 basis points over the Eurocurrency Rate.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Extension and Incremental Amendment, dated as of January 26, 2016, by and among Bright Horizons Family Solutions LLC, the Extending Revolving Credit Lenders party thereto, the Incremental Revolving Credit Lenders party thereto, and Goldman Sachs Bank USA, as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By:	/s/ Elizabeth Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer

Date: January 27, 2016